SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 23, 2007

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                                      7363                          38-3713274
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(State or Other Jurisdiction                (Commission              (IRS Employer
of Incorporation)                                 File Number)            Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA                              92123
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(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code: (858) 427-8700
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR
        240.13e-4(c)).

ITEM 5.02(e). COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS
(1)	Compensation Increase Involving CEO

(i) The Company entered into five year employment agreement with Brian Bonar, Chief Executive Officer, on January 1, 2006. Under the terms of the Agreement, Mr. Bonar shall earn $393,000 per annum in initial salary, subject to annual increases of up to ten (10) percent, based upon performance criteria. Mr. Bonar shall be eligible to earn quarterly bonus of $47,000 based upon the Company achieving a net profit for that quarter. Mr. Bonar shall be issued common stock of DFCO sufficient to provide a ten (10) percent ownership position post reverse split, which shares be maintained for a period of two years.

(ii) On March 21, 2007, Dalrada Financial Corporation (DFCO) Board Of Directors approved the following:
(1)	Brian Bonar, CEO of DFCO will receive a salary of $423,300, effective March 19, 2007.
.

/s/ Brian Bonar                                                                             Chairman of the Board of Directors,                                                         March 23, 2007
Brian Bonar                                                                                   Chief Executive Officer, and
                                                                                                       (Principal Executive Officer)

/s/ Stanley A. Hirschman                                                            Director                                                                                                         March 23, 2007
Stanley A. Hirschman

/s/ Jim Ellis                                                                                    Director                                                                                                         March 23, 2007
Jim Ellis

/s/ Robert T. Baker                                                                      Director                                                                                                          March 23, 2007
Robert T. Baker

/s/ Richard H. Green                                                                   Director                                                                                                           March 23, 2007
Richard H. Green

/s/ David P. Lieberman                                                              CFO                                                                                                                  March 23, 2007
David P. Lieberman